                                              EXHIBIT 24


                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    ALLAN M. DOYLE, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                    /s/  Allan M. Doyle, Jr.
                                 _______________________________
                                     Allan M. Doyle, Jr.

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    JERALD G. FISHMAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                     /s/  Jerald G. Fishman
                                 ___________________________________
                                     Jerald G. Fishman

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    JAMES H. KASSCHAU does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                     /s/  James H. Kasschau
                                 ___________________________________
                                     James H. Kasschau

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                   /s/   J. Douglas Maxwell, Jr.
                                 ________________________________
                                     J. Douglas Maxwell, Jr.

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    ROBERT N. PARKER does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                   /s/  Robert N. Parker
                                 _______________________________
                                     Robert N. Parker

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    ERIC M. RUTTENBERG does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                   /s/  Eric M. Ruttenberg
                                 _______________________________
                                     Eric M. Ruttenberg

                          POWER OF ATTORNEY





    KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    GEORGE P. STEPHAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

    IN WITNESS WHEREOF, the undersigned has executed this form this 28th day of March , 1996.



                                   /s/  George P. Stephan
                                 _______________________________
                                     George P. Stephan